United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3 TO FORM 8-K ON FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 9, 2022

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 3 to the Current Report on Form 8-K of Pineapple Energy Inc. (the “Company”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2022 (the “Initial Form 8-K”), as amended by the Amendment No. 1 to the Current Report on Form 8-K/A filed with the SEC on November 10, 2022 (the “First Amendment”), and as amended by the Amendment No. 2 to the Current Report on Form 8-K/A filed with the SEC on December 14, 2022 (the “Second Amendment”), to file the information required by Item 9.01(b) of Form 8-K related to the completion of the previously announced acquisition of SUNation Solar Systems, Inc. and certain of its affiliated entities (collectively, “SUNation”). Except as stated herein, no other information contained in the Initial Form 8-K, the First Amendment, or the Second Amendment has been amended.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and related notes are included in Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K/A, including any exhibits thereto, include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding future financial performance, future growth or growth opportunities, future opportunities, future flexibility to pursue acquisitions, future cash flows, and the expected financial impact of, results following, and accretive nature of the SUNation acquisition, including the Company’s ability to successfully integrate the SUNation business. Forward-looking statements also include estimates and assumptions, particularly in regard to the unaudited pro forma financial information included in Exhibit 99.1 of this Current Report on Form 8-K/A. These statements are based on the Company’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements here due to changes in economic, business, competitive or regulatory factors, and other risks and uncertainties, set forth in the Company’s filings with the SEC, including, without limitation, the statements made under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to update or revise these forward-looking statements for any reason, except as required by law.

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Eric Ingvaldson
Eric Ingvaldson, Chief Financial Officer

Date: January 23, 2023